Exhibit 10.5(e)
FIFTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
     FIFTH AMENDMENT, dated as of June 14, 2006 (this “Amendment”) to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 28, 2005 (as amended by the First Amendment, dated as of August 18, 2005, the Second Amendment, dated as of October 11, 2005, the Third Amendment, dated as of December 15, 2005, the Fourth Amendment, dated as of April 18, 2006, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement ”), among MAPCO EXPRESS, INC., a Delaware corporation (the “Borrower ”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders ”), LEHMAN BROTHERS INC., as advisor, sole lead arranger and sole bookrunner (in such capacity, the “Arranger ”), SUNTRUST BANK, as syndication agent (in such capacity, the “Syndication Agent ”), BANK LEUMI USA, as co-administrative agent (in such capacity, the “Co-Administrative Agent ”), and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent ”).
W I T N E S S E T H:
     WHEREAS, the Borrower intends to acquire (the “FAST Acquisition”) certain convenience stores and related assets, including 30 fee owned parcels and 13 leasehold parcels located in southeastern Tennessee and northern Georgia pursuant to a purchase agreement (the “ FAST Acquisition Agreement ”) to be entered into by the Borrower and the sellers party thereto for an aggregate purchase price not exceeding $56,700,000 (the “FAST Purchase Price ”);
     WHEREAS, to finance the FAST Purchase Price and the related fees and expenses, the Borrower intends to issue a promissory note in the amount of up to $32,000,000 in favor of Delek US Holdings, Inc., a Delaware corporation (“Holdings ”) (the “FAST Acquisition Note ”), which shall be subject to a subordination agreement, substantially in the form of Exhibit D, with the remainder of the FAST Purchase Price to be in the form of a cash capital contribution from Holdings to the Borrower;
     WHEREAS, the Borrower requested the Lenders make certain amendments to the Credit Agreement to permit the FAST Acquisition and the FAST Acquisition Note on the terms and subject to the conditions set forth herein; and
     WHEREAS, the Lenders have agreed to make such amendments solely upon the terms and conditions provided for in this Amendment;
     NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
     1. Defined Terms. Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          2. Amendments to Section 1.1 of the Credit Agreement (Defined Terms). (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following sentence at the end of the definition of “Capital Expenditures”: “Notwithstanding anything to the contrary contained herein, “Capital Expenditures” shall not include the payment of the FAST Purchase Price by the Borrower as consideration for the FAST Acquisition.”
     (b) Section 1.1 of the Credit Agreement is hereby further amended by amending the definition of “Consolidated EBITDA” as follows:
     (i) by deleting the word “and” at the end of paragraph (viii); and
     (ii) by deleting the “.” at the end of paragraph (ix) and substituting in lieu thereof the following “; and”; and
     (iii) by adding the following new paragraph in the appropriate order:
     “(x) solely for the purpose of determining Consolidated EBITDA for the following periods, Consolidated EBITDA shall, without duplication, be increased as a result of the FAST Acquisition by amounts deemed attributable to the assets acquired in the FAST Acquisition: (w) for the four fiscal quarters ended June 30, 2006 by an amount equal to $5,916,000, (x) for the four fiscal quarters ended September 30, 2006 by an amount equal to $4,437,000, (y) for the four fiscal quarters ended December 31, 2006 by an amount equal to $2,958,000 and (z) for the four fiscal quarters ended March 31, 2007 by an amount equal to $1,479,000.”
     (c) Section 1.1 of the Credit Agreement is hereby further amended by inserting immediately following the words “MFC Intercompany Debt” in the definition of “Indebtedness” the words “and the FAST Acquisition Note”.
     (d) Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition of “Subordination Agreement” in its entirety and substituting in lieu thereof the following:
     “Subordination Agreement”: the Amended and Restated Debt Subordination Agreement, dated as of April 28, 2005, among Holdings, the Borrower and the Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the Fifth Amendment and Section 7.15.”
     (e) Section 1.1 of the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:
          “FAST Acquisition”: as defined in the Fifth Amendment.
          “FAST Acquisition Agreement”: as defined in the Fifth Amendment.
          “FAST Acquisition Documentation”: collectively, the FAST Acquisition Agreement and all schedules, exhibits, annexes and amendments thereto and all side letters and agreements affecting the terms thereof or entered into in connection therewith.

     “FAST Acquisition Note”: as defined in the Fifth Amendment.
     “FAST Subordination Agreement”: the FAST Debt Subordination Agreement to be executed and delivered by Holdings, the Borrower and the Administrative Agent, substantially in the form of Exhibit D to the Fifth Amendment.
     “FAST Subordinated Debt Documentation”: the documentation evidencing the subordinated Indebtedness of the Borrower to Holdings described in Section 7.2(i), including, without limitation, the FAST Subordination Agreement, as amended, supplemented or otherwise modified from time to time in accordance with Section 7.15.
     “Fifth Amendment”: the Fifth Amendment to this Agreement, dated as of June 14, 2006.
     “Fifth Amendment Effective Date”: the Fifth Amendment Effective Date as defined in Section 11 of the Fifth Amendment, which date is June 14, 2006.
     3. Amendment to Section 2.10 of the Credit Agreement (Mandatory Prepayments). Section 2.10(a) of the Credit Agreement is hereby amended by inserting immediately following the words “excluding any Indebtedness incurred in accordance with Section 7.2 as in effect on the date of this Agreement” in the first parenthetical thereof, the words “and any Indebtedness of the Borrower in favor of Holdings which is subject to the Subordination Agreement or the FAST Subordination Agreement”.
     4. Amendment to Section 7.2 of the Credit Agreement (Limitation on Indebtedness). Section 7.2 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of Section 7.2(g), (ii) deleting the “.” at the end of Section 7.2(h) and substituting in lieu thereof the following “; and”, and (iii) inserting the following new Section 7.2(i) in the appropriate order:
     “(i) unsecured Indebtedness of the Borrower to Holdings pursuant to the FAST Acquisition Note, provided that, such Indebtedness (i) is fully subordinated to the Obligations pursuant to the FAST Subordination Agreement, (ii) does not require a cash payment of principal or interest prior to the date that is 90 days after the final maturity of the Term Loans, and (iii) the final maturity of such Indebtedness is not earlier than the date that is 90 days after the final maturity of the Term Loans, and, provided further , that, notwithstanding the foregoing, it is understood and agreed that the outstanding principal amount of the FAST Acquisition Note may be repaid in full, together with any interest due and payable thereon, at any time with the proceeds of any Incremental Loans and/or the proceeds of any Revolving Credit Loans following an increase of the Revolving Credit Commitments in accordance with Section 2.26, which Incremental Loans and/or increase in Revolving Credit Commitment shall be in an aggregate amount equal to $50,000,000.”
     5. Amendment to Section 7.8 of the Credit Agreement (Limitation on Investments). Section 7.8 is hereby amended by (i) deleting the word “and” at the end of

          Section 7.8(g), (ii) deleting the period at the end of Section 7.8(h) and substituting in lieu thereof the word “; and” and (iii) inserting in the appropriate order the following new Section 7.8(i):
     “(i) the FAST Acquisition may be consummated on or after the Fifth Amendment Effective Date, provided that, the FAST Purchase Price does not exceed $56,700,000 and the Borrower has received the proceeds of a cash capital contribution from Holdings of not less than $23,000,000.”
     6. Amendment to Section 7.9 of the Credit Agreement (Limitation on Transactions with Affiliates). Section 7.9 of the Credit Agreement is hereby amended by inserting the following clause at the end of such Section: “, except for the FAST Acquisition Note representing Indebtedness permitted by Section 7.2(i).”
     7. Amendment to Section 7.15 of the Credit Agreement (Limitation on Amendments to Other Documents). Section 7.15 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following new Section 7.15:
          “7.15 Limitation on Amendments to Other Documents. (a) Amend, supplement or otherwise modify (pursuant to a waiver or otherwise) the terms and conditions of the La Gloria Management Agreement, if applicable, in any manner that would decrease the amounts payable to MAPCO Express thereunder or to provide that such amounts shall be payable on a subordinated basis to the La Gloria Credit Facility, (b) amend, supplement or otherwise modify (pursuant to a waiver or otherwise) the terms and conditions of the Tax Sharing Agreement in any manner that would increase the amounts payable by the Borrowers thereunder, (c) amend, supplement or otherwise modify (pursuant to a waiver or otherwise) the terms and conditions of the Subordinated Debt Documentation or the FAST Subordinated Debt Documentation in any manner that would adversely affect the application thereto of the subordination provisions set forth therein or in any subordination agreement related thereto, except with respect to the FAST Subordinated Debt Documentation; to the extent permitted by Section 7.2(i), or (d) otherwise amend, supplement or otherwise modify the terms and conditions of the La Gloria Management Agreement, if applicable, the Tax Sharing Agreement, the Subordinated Debt Documentation or the FAST Subordinated Debt Documentation, except to the extent that any such amendment, supplement or modification could not reasonably be expected to have a Material Adverse Effect.”
     8. Amendments to Section 7 of the Credit Agreement (Negative Covenants). Section 7 of the Credit Agreement is hereby amended by inserting the following new Section 7.19 in the appropriate numerical order:
          “7.19 Limitation on Amendments to the FAST Acquisition Documentation. (a) Amend, supplement or otherwise modify (pursuant to a waiver or otherwise) the terms and conditions of the indemnities and licenses furnished to the Borrower or any of its Subsidiaries pursuant to the FAST Acquisition Documentation such that after giving effect thereto such indemnities or licenses shall be materially less favorable to the interests of the Loan Parties or the Lenders with respect thereto or (b) otherwise amend, supplement or otherwise modify the terms and conditions of the FAST Acquisition Documentation except to the extent that any such amendment, supplement or modification could not reasonably be expected to have a Material Adverse Effect.”
     9. Amendment to Section 8 of the Credit Agreement (Events of Default). Section 8 of the Credit Agreement is hereby amended by (i) inserting the word “and” at the end of Section 8(l) and (ii) inserting the following new Section 8(m) in the appropriate order:
     “(m) the FAST Acquisition Note shall cease, for any reason, to be validly subordinated to the Obligations, as provided in the FAST Subordination Agreement, or any Loan Party or any Affiliate of any Loan Party shall so assert;”
     10. Consent to the Amendment and Restatement of the Subordination Agreement. The Lenders hereby consent to the amendment and restatement of the Subordination Agreement in the form of Exhibit C attached hereto solely in connection with the consummation of the FAST Acquisition.
     11. Conditions to Effectiveness. This Amendment shall become effective upon the date (the “Fifth Amendment Effective Date “) on which the following conditions have been satisfied:
     (a) Amendment. The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of the Borrower.
     (b) Acknowledgment and Consent. The Administrative Agent shall have received an Acknowledgment and Consent, substantially in the form of Exhibit A attached hereto, duly executed and delivered by each Guarantor.
     (c) Lender Consent Letter. A Lender Consent Letter, substantially in the form of Exhibit B attached hereto (a “Lender Consent Letter ”), duly executed and delivered by the Required Lenders, and, solely for the purpose of Section 3, the Required Prepayment Lenders.
     (d) Environmental Matters. The Lenders shall have received a satisfactory environmental review with respect to the fee owned parcels and leasehold parcels to be acquired in the FAST Acquisition.
     (e) Fees, etc. The Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented supported by customary documentation (including reasonable fees, disbursements and other charges of counsel to the Administrative Agent), on or before the Fifth Amendment Effective Date.
          12. Representations and Warranties. The Borrowers hereby represent and warrant to the Administrative Agent and each Lender that (before and after giving effect to this Amendment):
     (a) Each Loan Party has the corporate power and authority, and the legal right, to make, deliver and perform this Amendment and the Acknowledgment and

Consent (the “Amendment Documents”) to which it is a party. Each Loan Party has taken all necessary corporate or other action to authorize the execution, delivery and performance of the Amendment Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the Amendment Documents or the execution, delivery, performance, validity or enforceability of this Amendment or the Acknowledgment and Consent, except (i) consents, authorizations, filings and notices which have been obtained or made and are in full force and effect and (ii) the filings referred to in Section 4.19 of the Credit Agreement. Each Amendment Document has been duly executed and delivered on behalf of each Loan Party that is a party thereto. Each Amendment Document and the Amended Credit Agreement constitutes a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
     (b) The execution, delivery and performance of the Amendment Documents and the use of the proceeds thereof will not violate any Requirement of Law or any Contractual Obligation of the Borrower or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents).
     (c) Each of the representations and warranties made by any Loan Party herein or in or pursuant to the Loan Documents is true and correct in all material respects on and as of the Fifth Amendment Effective Date as if made on and as of such date (except that any representation or warranty which by its terms is made as of an earlier date shall be true and correct in all material respects as of such earlier date).
     (d) The Borrower and the other Loan Parties have performed in all material respects all agreements and satisfied all conditions which this Amendment and the other Loan Documents provide shall be performed or satisfied by the Borrower or the other Loan Parties on or before the Fifth Amendment Effective Date.
     (e) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, or will result from the consummation of the transactions contemplated by this Amendment.
          13. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
          14. Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower that would require the waiver or consent of the Administrative Agent or the Lenders.
          15. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          16. Miscellaneous. (a) This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment and the Lender Consent Letters signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.
     (b) The execution and delivery of the Lender Consent Letter by any Lender shall be binding upon each of its successors and assigns (including assignees of its Loans in whole or in part prior to effectiveness hereof).

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

MAPCO EXPRESS, INC.
By:	/s/ Tony McLarty
	Name:	Tony McLarty
	Title:	VP Human Resources

By:	/s/ Paul Pierce
	Name:	Paul Pierce
	Title:	VP Marketing

LEHMAN COMMERCIAL PAPER INC., as Administrative Agent
By:	/s/ Ritam Bhalla
	Name:	Ritam Bhalla
	Title:	Authorized Signatory

EXHIBIT A TO
FIFTH AMENDMENT
ACKNOWLEDGMENT AND CONSENT
          Reference is made to (i) the Fifth Amendment, dated as of June___, 2006 (the “Fifth Amendment”), to the Amended and Restated Credit Agreement, dated as of April 28, 2005 (as amended by the First Amendment, dated as of August 18, 2005, the Second Amendment, dated as of October 11,2005, the Third Amendment, dated as of December 15, 2005, the Fourth Amendment, dated as of April 18,2006, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). among MAPCO EXPRESS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”)., LEHMAN BROTHERS INC., as advisor, sole lead arranger and sole bookrunner (in such capacity, the “Arranger”), SUNTRUST BANK, as syndication agent (in such capacity, the “Syndication Agent”), BANK LEUMI USA, as co-administrative agent (in such capacity, the “Co-Administrative Agent”), and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent”) and (ii) the Guarantee and Collateral Agreement, dated as of April 28, 2005 (as amended, supplemented or otherwise modified in writing from time to time, the “Guarantee and Collateral Agreement”), made by each of the signatories thereto (together with any other entity that may become a party thereto as provided therein, the “Grantors”), in favor of the Administrative Agent for the benefit of the Secured Parties. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.
          Each of the undersigned parties to the Guarantee and Collateral Agreement and the other Security Documents hereby (a) consents to the transactions contemplated by the Fifth Amendment and (b) acknowledges and agrees that the guarantees and grants of security interests made by such party contained in the Guarantee and Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect after giving effect to the Fifth Amendment.
     THIS ACKNOWLEDGMENT AND CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of June___, 2006.

DELEK US HOLDINGS, INC.

By:
Title:

By:
Title:

MAPCO EXPRESS, INC.

By:
Title:

By:
Title:

GASOLINE ASSOCIATED SERVICES, INC.

By:
Title:

By:
Title:

LIBERTY WHOLESALE CO., INC.

By:
Title:

By:
Title:

WILLIAMSON OIL CO., INC.

By:
Title:

By:
Title:
[Signature Page to Acknowledgment and Consent)

EXHIBIT B
TO FIFTH AMENDMENT
FORM OF LENDER CONSENT LETTER
MAPCO EXPRESS, INC.
CREDIT AGREEMENT
DATED AS OF APRIL 28, 2005

To:	Lehman Commercial Paper Inc., as Administrative Agent 745 Seventh Avenue Bank Loans -16th Floor New York, New York 10019 Attn: Diane Albanese
Ladies and. Gentlemen:
          Reference is made to the Amended and Restated Credit Agreement, dated as of April 28, 2005 (as amended by the First Amendment, dated as of August 18, 2005, the Second Amendment, dated as of October 11, 2005, the Third Amendment, dated as of December 15, 2005, the Fourth Amendment, dated as of April 18, 2006, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among MAPCO EXPRESS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), LEHMAN BROTHERS INC., as advisor, sole lead arranger and sole bookrunner (in such capacity, the “Arranger”), SUNTRUST BANK, as syndication agent (in such capacity, the “Syndication Agent”), BANK LEUMI USA, as co-administrative agent (in such capacity, the “Co-Administrative Agent”), and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in. such capacity, the “Administrative Agent”). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.
          The Borrower has requested that the Required Lenders and the Required Prepayment Lenders consent to amend the provisions of the Credit Agreement solely on the terms described in the Fifth Amendment, dated as of June___, 2006, substantially in the form delivered to the undersigned Lender on or prior to the date hereof (the “Fifth Amendment”).
     Pursuant to Section 10.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution of the Fifth Amendment by the Administrative Agent.

     THIS LENDER CONSENT LETTER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Very truly yours,

(NAME OF LENDER)

	By:	Name:
Title:

Dated: June___, 2006
[Signature Page to Acknowledgment and Consent]

Accepted and agreed:
LEHMAN COMMERCIAL PAPER INC.,
as Administrative Agent

By:	Name:
Title: Authorized Signatory
[Signature Page to Acknowledgment and Consent]